Exhibit 99.2

Broadcom Inc. Announces Pricing Terms of its Private Exchange Offers

of Certain Outstanding Notes for New Notes

SAN JOSE, Calif. – May 19, 2020 – Broadcom Inc. (Nasdaq: AVGO) (“Broadcom” or the “Company”) announced today the pricing terms of the Company’s new notes due 2026 (the “New 2026 Notes”) and new notes due 2028 (the “New 2028 Notes” and, together with the New 2026 Notes, the “New Notes”) to be issued in connection with its offers to certain eligible holders (together, the “Exchange Offers”) of the Company’s or its subsidiaries’ Pool 1 Existing Notes and Pool 2 Existing Notes listed in the tables below (collectively, the “Existing Notes”) to exchange Pool 1 Existing Notes for consideration consisting of up to $2,200,000,000 aggregate principal amount of the New 2026 Notes and to exchange Pool 2 Existing Notes for consideration of up to $3,750,000,000 aggregate principal amount of the New 2028 Notes, the complete terms and conditions of which are set forth in an offering memorandum, dated May 5, 2020 (the “Offering Memorandum”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Offering Memorandum.

The aggregate principal amount, fixed spread and interest rate of each series of New Notes expected to be issued by the Company is set forth in the table below:

Title of Security	Aggregate Principal Amount Expected to be Issued	Reference U.S. Treasury Security	Fixed Spread (bps)	Interest Rate(1)
3.459% Notes due 2026	$1,694,847,000	0.375% U.S. Treasury Notes due August 30, 2025	310	3.459%

4.110% Notes due 2028	$2,221,096,000	1.500% U.S. Treasury Notes due February 15, 2030	340	4.110%

(1)

The interest rate reflects the bid-side yield on the Reference UST Security plus the applicable fixed spread, calculated in accordance with the procedures set forth in the Offering Memorandum. The Reference UST Security with respect to the New 2026 Notes and the New 2028 Notes had a bid-side yield of 0.359% and 0.710%, respectively, as of the Pricing Time of the Exchange Offers.

For each $1,000 principal amount of each series of Existing Notes validly tendered and not validly withdrawn as of the Early Participation Date and accepted for exchange by the Company, the following table sets forth the applicable yield and the Total Consideration (subject to rounding and cash in lieu of fractional amounts of New Notes) to be received by Eligible Holders, as priced below:

CUSIP Numbers	Title of Security	Fixed Spread (bps)	Yield(1)	Total Consideration(2)
11134LAJ8 (144A) U1108LAE9 (Reg S) 11134LAK5	2.200% Senior Notes, due 1/15/2021, issued by Broadcom Corporation	60	0.777%	$1,009.20*
11135FAA9 (144A) U1109MAA4 (Reg S)	3.125% Senior Notes, due 4/15/2021, issued by Broadcom Inc.	80	0.977%	$1,019.19*
11134LAC3 (144A) U1108LAB5 (Reg S) 11134LAD1	3.000% Senior Notes, due 1/15/2022, issued by Broadcom Corporation	85	1.027%	$1,030.58*
12673PAH8	3.600% Senior Notes, due 8/15/2022, issued by CA, Inc.	140	1.577%	$1,042.59*
11135FAC5 (144A) U1109MAC0 (Reg S)	3.125% Senior Notes, due 10/15/2022 issued by Broadcom Inc.	115	1.327%	$1,042.33*

CUSIP Numbers	Title of Security	Fixed Spread (bps)	Yield(1)	Total Consideration(2)
11134LAE9 (144A) U1108LAC3 (Reg S) 11134LAF6	3.625% Senior Notes, due 1/15/2024, issued by Broadcom Corporation	170	2.059%	$1,052.38**
11135FAD3 (144A) U1109MAD8 (Reg S)	3.625% Senior Notes, due 10/15/2024, issued by Broadcom Inc.	175	2.109%	$1,062.23**

(1)

The yield reflects the bid-side yield on the Reference UST Security plus the applicable fixed spread, calculated in accordance with the procedures set forth in the Offering Memorandum. The Reference UST Security with respect to the Pool 1 Existing Notes and the Pool 2 Existing Notes had a bid-side yield of 0.177% and 0.359%, respectively, as of the Pricing Time of the Exchange Offers.

(2)

The Total Consideration includes an Early Participation Payment of $50 (payable in applicable New Notes) for each $1,000 principal amount of each series of Existing Notes validly tendered at or prior to the Early Participation Date and accepted for exchange.

*	Payable in New 2026 Notes.
**	Payable in New 2028 Notes.

The table below identifies the aggregate principal amount of each series of Pool 1 Existing Notes validly tendered (and not validly withdrawn) in the Pool 1 Offers as of the Early Participation Date and the principal amount of each series of Pool 1 Existing Notes that the Company expects to accept for exchange on the Early Settlement Date:

Pool 1 Offers

CUSIP Numbers	Title of Security (collectively, the “Pool 1 Existing Notes”)	Principal Amount Outstanding	Acceptance Priority Level(1)	Principal Amount Tendered and Accepted(2)
11134LAJ8 (144A) U1108LAE9 (Reg S) 11134LAK5	2.200% Senior Notes, due 1/15/2021, issued by Broadcom Corporation	$398,870,000	1	$117,133,000

11135FAA9 (144A) U1109MAA4 (Reg S)	3.125% Senior Notes, due 4/15/2021, issued by Broadcom Inc.	$725,841,000	2	$200,499,000

11134LAC3 (144A) U1108LAB5 (Reg S) 11134LAD1	3.000% Senior Notes, due 1/15/2022, issued by Broadcom Corporation	$1,138,974,000	3	$297,061,000

12673PAH8	3.600% Senior Notes, due 8/15/2022, issued by CA, Inc.	$500,000,000	4	$216,359,000

CUSIP Numbers	Title of Security (collectively, the “Pool 1 Existing Notes”)	Principal Amount Outstanding	Acceptance Priority Level(1)	Principal Amount Tendered and Accepted(2)
11135FAC5 (144A) U1109MAC0 (Reg S)	3.125% Senior Notes, due 10/15/2022 issued by Broadcom Inc.	$1,500,000,000	5	$806,970,000

(1)	The Pool 1 Existing Notes have been accepted in accordance with the acceptance priority levels set forth in this table.
(2)

The aggregate principal amounts of Pool 1 Existing Notes that have been validly tendered for exchange and not validly withdrawn, as of 5:00 p.m., New York City time, on May 18, 2020, based on information provided by the information agent and exchange agent to the Company.

The table below identifies the aggregate principal amount of each series of Pool 2 Existing Notes validly tendered (and not validly withdrawn) in the Pool 2 Offers as of the Early Participation Date and the principal amount of each series of Pool 2 Existing Notes that the Company expects to accept for exchange on the Early Settlement Date:

Pool 2 Offers

CUSIP Numbers	Title of Security (collectively, the “Pool 2 Existing Notes”)	Principal Amount Outstanding	Acceptance Priority Level(1)	Principal Amount Tendered and Accepted(2)
11134LAE9 (144A) U1108LAC3 (Reg S) 11134LAF6	3.625% Senior Notes, due 1/15/2024, issued by Broadcom Corporation	$2,500,000,000	1	$1,146,823,000

11135FAD3 (144A) U1109MAD8 (Reg S)	3.625% Senior Notes, due 10/15/2024, issued by Broadcom Inc.	$2,000,000,000	2	$955,389,000

(1)	The Pool 2 Existing Notes have been accepted in accordance with the acceptance priority levels set forth in this table.
(2)

The aggregate principal amounts of Pool 2 Existing Notes that have been validly tendered for exchange and not validly withdrawn, as of 5:00 p.m., New York City time, on May 18, 2020, based on information provided by the information agent and exchange agent to the Company.

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in the Offering Memorandum. Consummation of the Exchange Offers is subject to a number of conditions.

For each $1,000 principal amount of Existing Notes validly tendered and not validly withdrawn, and accepted for exchange by the Company, Eligible Holders of such Existing Notes will also receive cash payment for accrued and unpaid interest on the applicable series of Existing Notes up to, but not including, the Early Settlement Date, as well as a cash payment due in lieu of fractional amounts of New Notes.

The Exchange Offers will expire at 12:00 midnight, New York City time, at the end of June 2, 2020, unless extended or earlier terminated by the Company. In accordance with the terms of the Exchange Offers, the Withdrawal Deadline relating to the Exchange Offers occurred at 5:00 p.m., New York City time, on May 18, 2020. As a result, all Existing Notes that have been validly tendered and not validly withdrawn, and any Existing Notes tendered after the Withdrawal Deadline, are irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law.

If and when issued, the New Notes will not have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Company will enter into a registration rights agreement with respect to the New Notes. The New Notes will be unsecured obligations of the Company and will rank pari passu with all other unsecured and unsubordinated indebtedness of the Company.

The Exchange Offers are only being made, and copies of the documents relating to the Exchange Offers will only be made available, to a holder of Existing Notes who has certified in an eligibility certification certain matters to the Company, including its status as a “qualified institutional buyer” as defined in Rule 144A under the Securities Act or who is a person other than a “U.S. person” as defined in Rule 902 under the Securities Act. Holders of Existing Notes who desire access to the electronic eligibility form should contact D.F. King & Co., Inc., the information agent (the “Information Agent”) for the Exchange Offers, at (866) 416-0577 (U.S. Toll-free) or (212) 269-5550 (Collect). Holders that wish to receive the Offering Memorandum can certify eligibility on the eligibility website at: http://www.dfking.com/broadcom. In connection with the Exchange Offers, Barclays Capital Inc. and Credit Suisse Securities (USA) Inc. are acting as dealer managers (collectively, the “Dealer Managers”). Questions or requests for assistance in relation to the Exchange Offers may be directed to the Dealer Managers at the addresses and telephone numbers set forth below.

The Dealer Managers

Barclays

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Liability Management Group

U.S. Toll Free: (800) 438-3242

Collect: (212) 528-7581

Credit Suisse

11 Madison Avenue

New York, New York 10010

Attention: Liability Management Group

U.S. Toll Free: (800) 820-1653

Collect: (212) 325-2476

The Information and Tender Agent

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Attention: Andrew Beck

Banks and Brokers call: (212) 269-5550

Toll-free: (866) 416-0577

This news release does not constitute an offer or an invitation by the Company to participate in the Exchange Offers in any jurisdiction in which it is unlawful to make such an offer or solicitation in such jurisdiction. None of Broadcom, the Information Agent or the Dealer Managers makes any recommendation as to whether any eligible holders should participate in the applicable Exchange Offer, and no one has been authorized by any of them to make such a recommendation. Eligible holders must make their own decisions as to whether to exchange their Existing Notes, and if so, the principal amount of such Existing Notes to be exchanged.

About Broadcom Inc.

Broadcom Inc., a Delaware corporation headquartered in San Jose, CA, is a global technology leader that designs, develops and supplies a broad range of semiconductor and infrastructure software solutions. Broadcom’s category-leading product portfolio serves critical markets including data center, networking, enterprise software, broadband, wireless, storage and industrial. Our solutions include data center networking and storage, enterprise, mainframe and cyber security software focused on automation, monitoring and security, smartphone components, telecoms and factory automation.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict”, “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the Company’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with: our acquisition of Symantec Corporation’s Enterprise Security business (“Symantec Business”), including (1) potential difficulties in employee retention, (2) unexpected costs, charges or expenses, and (3) our ability to successfully integrate the Symantec Business and achieve the anticipated benefits of the transaction; any loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturing and outsourced supply chain; our dependency on a limited number of suppliers; global economic conditions and concerns; international political and economic conditions; any acquisitions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired businesses with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected by such acquisitions, including our recent acquisition of the Symantec Business; government regulations and trade restrictions; our significant indebtedness and the need to generate sufficient cash flows to service and repay such debt; dependence on and risks associated with distributors and resellers of our products; dependence on senior management and our ability to attract and retain qualified personnel; involvement in legal or administrative proceedings; quarterly and annual fluctuations in operating results; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; cyclicality in the semiconductor industry or in our target markets; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of any design wins; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities, warehouses or other significant operations; our ability to improve our manufacturing efficiency and quality; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; compatibility of our software products with operating environments, platforms or third-party products; our ability to enter into satisfactory software license agreements; sales to our government clients; availability of third party software used in our products; use of open source code sources in our products; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; market acceptance of the end products into which our products are designed; our ability to sell to new types of customers and to keep pace with technological advances; our compliance with privacy and data security laws; our ability to protect against a breach of security systems; changes in accounting standards; fluctuations in foreign exchange rates; our provision for income taxes and overall cash tax costs, legislation that may impact our overall cash tax costs and our ability to maintain tax concessions in certain jurisdictions; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Many of the foregoing risks and uncertainties are, and will be, exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result.

Our filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. Actual results may vary from the estimates provided. We undertake no intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.

Contact:

Broadcom Inc.

Beatrice F. Russotto

Investor Relations

408-433-8000

investor.relations@broadcom.com